                                                                    EXHIBIT 99.2

                  METALLURG, INC. AND CONSOLIDATED SUBSIDIARIES
            PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS
                        TWO QUARTERS ENDED JUNE 30, 2002
                                   (UNAUDITED)
                                 (In thousands)


                                                                             Pro Forma
                                                               Historical    Adjustments        Pro Forma
                                                               ----------    -----------        ---------
Total revenue..............................................      $164,130       $(11,580)(a)     $152,550
                                                                 --------       --------         --------

Operating costs and expenses:
   Cost of sales...........................................       150,577        (11,112)(b)      139,465
   Selling, general and administrative expenses............        19,221         (1,126)(c)       18,095
   Environmental expense recovery..........................        (3,000)             -           (3,000)
   Restructuring charges, net .............................         1,361            137 (c)        1,498
                                                                 --------       --------         --------
   Total operating costs and expenses .....................       168,159        (12,101)         156,058
                                                                 --------       --------         --------
   Operating loss..........................................        (4,029)           521           (3,508)

Other income (expense):
   Other income, net.......................................           118              -              118
   Interest expense, net...................................        (6,571)           (84)(c)       (6,655)
                                                                 --------       --------         --------
   Loss before income tax (benefit) provision and
     minority interest ....................................       (10,482)           437          (10,045)
Income tax (benefit) provision.............................          (145)           176 (c)           31
                                                                 --------       --------         --------
   Loss before minority interest ..........................       (10,337)           261          (10,076)
Minority interest .........................................           (21)             -              (21)
                                                                 --------       --------        ---------
   Net loss ...............................................     $ (10,358)      $    261        $ (10,097)
                                                                =========       ========        =========

-----------------------------------

(a) Reflects the following:

      Total revenue of EWW and TMS..............................................................................$(15,928)
      Adjustment of intergroup activity between the above companies and the companies retained by Metallurg.....   4,348
                                                                                                                --------
                                                                                                                $(11,580)
                                                                                                                ========

(b) Reflects the following:
      Total cost of sales of EWW and TMS........................................................................$(15,663)
      Adjustment of intergroup activity between the above companies and the companies retained by Metallurg.....   4,551
                                                                                                                --------
                                                                                                                $(11,112)
                                                                                                                ========

(c) Reflects the activity of EWW and TMS.